UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — February 13, 2013

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or other jurisdiction)	(State or other jurisdiction)	(I.R.S. Employer of Incorporation Identification No.)

35 East Wacker Drive, Suite 2400 Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 827-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 14, 2013, Envestnet, Inc. (“Envestnet”) issued a press release regarding Envestnet’s financial results for its fourth quarter and full year ended December 31, 2012. The full text of Envestnet’s press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 and the attached exhibit is being furnished to the Securities and Exchange Commission (the “Commission”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of Envestnet under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.01	Changes in Registrant’s Certifying Accountant

On February 13, 2013, Envestnet’s Audit Committee terminated McGladrey LLP (“McGladrey”) as Envestnet’s independent registered public accountants and on February 14, 2013 engaged KPMG LLP (“KPMG”) as its independent registered public accounting firm for Envestnet’s fiscal year ended December 31, 2012 and to re-audit Envestnet’s financial statements for the year ended December 31, 2011.

In January 2013, it was determined that certain services (the “Services”) that McGladrey had provided in prior years to Envestnet may be inconsistent with the Commission’s rules on auditor independence. The Services consisted of assistance with processing Envestnet’s instructions related to the creation and modification of a spreadsheet that Envestnet uses to calculate its income tax provision. Prior to such determination, Envestnet did not believe there were any issues relating to McGladrey’s independence, and Envestnet continues to believe that the Services did not compromise McGladrey’s integrity or objectivity with respect to its audits of Envestnet’s financial statements. Following discussions between McGladrey, Envestnet and the staff of the Commission regarding the application of the Commission’s independence rules to the Services, Envestnet’s Audit Committee terminated McGladrey as Envestnet’s independent registered public accountants on February 13, 2013.

On February 14, 2013, Envestnet’s Audit Committee engaged KPMG as its independent registered public accounting firm for Envestnet’s fiscal year ended December 31, 2012 and to re-audit Envestnet’s financial statements for the year ended December 31, 2011. This decision was made in light of the current regulatory environment and to ensure independent audit opinions are provided on those financial statements.

Envestnet’s Audit Committee and management continue to believe that the financial statements contained in Envestnet’s previously filed SEC reports fairly present, in all material respects, the financial condition and results of operations of Envestnet as of the end of and for the periods presented and may continue to be relied upon. Nevertheless, in light of the requirements of federal securities laws and regulations and because the purpose of the auditor independence rules is to provide investors with confidence that audits of public companies are carried out objectively and impartially by the independent accounting firms, it has been determined that Envestnet’s investors will receive a meaningful benefit from the reassurance that will be provided by having Envestnet’s financial statements for the year ended December 31, 2011 re-audited by a new independent accountant. Consequently, Envestnet’s Audit Committee has engaged KPMG, as Envestnet’s new independent registered public accountants, to re-audit Envestnet’s financial statements for the year ended December 31, 2011 and to re-review Envestnet’s quarterly financial information for the first three quarters of 2012 that will be contained in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”). KPMG plans to begin its audit work immediately. It is unlikely, however, that the audit for the year ended December 31, 2012 and the re-audit for the year ended December 31, 2011 will be completed on or before March 18, 2013, the date by which the 2012 Form 10-K must be filed with the Commission.

Based on their reviews of the circumstances, Envestnet’s Audit Committee and management each determined that (1) Envestnet’s annual financial statements, together with the notes thereto, included in Envestnet’ Annual Reports previously filed with the Commission on Form 10-K and (2) Envestnet’s quarterly interim financial statements, together with the notes thereto, included in Envestnet’ Quarterly Reports previously filed with the SEC on Form 10-Q, fairly present, in all material respects, the financial condition and results of operations of Envestnet for the periods presented and may continue to be relied upon. However, there can be no assurance that KPMG will not reach conclusions regarding the application of accounting standards, management estimates or other factors affecting Envestnet’s financial statements that are different from Envestnet’s management in connection with their audit process, or that adjustments to Envestnet’s prior financial results will not be required.

McGladrey’s reports on Envestnet’s consolidated financial statements for each of the years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2011 and 2010, and the period from January 1, 2012 through February 13, 2013, Envestnet did not have any disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to McGladrey’s satisfaction, would have caused them to make reference thereto in their reports on Envestnet’s consolidated financial statements for such periods. During the years ended December 31, 2011 and 2010, there were no reportable events as the term is described in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years and through the Engagement Date, Envestnet has not consulted with KPMG regarding either:

(i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Envestnet’s financial statements, and neither a written report was provided to Envestnet nor oral advice was provided that KPMG concluded was an important factor considered by Envestnet in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

On February 14, 2013, Envestnet provided McGladrey with a copy of the disclosures it is making in this Form 8-K and requested that McGladrey furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. At the time of the filing of this Form 8-K, McGladrey’s letter was unavailable and will be filed on a Form 8-K/A within ten business days after the filing of this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated February 14, 2013 announcing Envestnet’s financial results for its fourth quarter and full year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

By:	/s/ Peter D’Arrigo
Name: Peter D’Arrigo
Title: Chief Financial Officer

Date: February 14, 2013